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            ________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            _______________________

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 March 13, 2003
                                 --------------
                                 Date of Report


                            BAXTER INTERNATIONAL INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

         1-4448                                           36-0781620
---------------------------                    ---------------------------------
(Commission file number)                       (IRS Employer Identification No.)


One Baxter Parkway, Deerfield, Illinois                       60015
---------------------------------------                       ------
(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (847) 948-2000
            ________________________________________________________


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Item 7.   Exhibits.

99        Press Release dated March 13, 2003.

Item 9.   Regulation FD Disclosure

     On March 13, 2003, Baxter International Inc. issued the attached press release announcing revised sales growth and earnings per share expectations for the first quarter and full year 2003. The press release is filed as
     Exhibit 99.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            BAXTER INTERNATIONAL INC.
                                            -------------------------
                                                  (Registrant)



                                            By: /S/ Jan Stern Reed
                                                ------------------------------
                                                Jan Stern Reed
                                                Corporate Secretary

Date: March 13, 2003


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                                  Exhibit Index

Exhibit No.    Description

99             Press Release dated March 13, 2003.